LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                        ENDED SEPTEMBER 30, 2000

Seeking maximum
appreciation of
investors' capital

KEMPER SMALL CAPITALIZATION
EQUITY FUND

                               "... Despite a year of intense market volatility,
                                      a rally in biotechnology stocks and strong
                                    stock selection within the technology sector
                                     helped the fund deliver solid results. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
12
INDUSTRY SECTORS
13
LARGEST HOLDINGS
15
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
23
FINANCIAL HIGHLIGHTS
25
NOTES TO FINANCIAL STATEMENTS
30
REPORT OF INDEPENDENT AUDITORS
31
TAX INFORMATION

AT A GLANCE

 KEMPER SMALL CAPITALIZATION EQUITY FUND TOTAL RETURNS
 FOR THE YEAR ENDED SEPTEMBER 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                       KEMPER SMALL                KEMPER SMALL
                                                   CAPITALIZATION EQUITY       CAPITALIZATION EQUITY       LIPPER MID-CAP GROWTH
KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A        FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
-----------------------------------------------    ---------------------       ---------------------      -----------------------
55.94                                                      53.95                       55.38                       63.89

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION SEE THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES, IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    9/30/00   9/30/99
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A               $9.10     $6.12
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B               $8.29     $5.67
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C               $8.39     $5.71
 .........................................................

 KEMPER SMALL CAPITALIZATION EQUITY
 FUND RANKINGS AS OF 9/30/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MID-CAP GROWTH FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #133 of 221 funds     #144 of 221 funds     #134 of 221 funds
 ....................................................................................
    5-YEAR        #66 of 79 funds       #69 of 79 funds       #68 of 79 funds
 ....................................................................................
    10-YEAR       #20 of 24 funds             n/a                   n/a
 ....................................................................................
    20-YEAR        #3 of 6 funds              n/a                   n/a
 ....................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER SMALL CAPITALIZATION EQUITY FUND PAID THE FOLLOWING DIVIDENDS:

                                              LONG-TERM
                                             CAPITAL GAIN
 .................................................................
    CLASS A                                     $0.36
 .................................................................
    CLASS B                                     $0.36
 .................................................................
    CLASS C                                     $0.36
 .................................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL, (312)
BOX] 696-6000. The Morningstar Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER SMALL CAPITALIZATION EQUITY FUND IN THE
                           SMALL-CAP GROWTH CATEGORY. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.7 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in September were up more than 20 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (10/31/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.00                   6.10                   4.50
Prime rate (2)                                  9.50                   9.00                   8.25                   8.25
Inflation rate (3)*                             3.50                   3.80                   2.60                   1.40
The U.S. dollar (4)                            11.30                   1.10                  -0.90                   1.10
Capital goods orders (5)*                      22.70                  13.30                   4.70                   8.60
Industrial production (5)*                      5.70                   5.40                   3.50                   3.70
Employment growth (6)                           1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 9/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for most borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF NOVEMBER 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

OVERALL, THE SMALL-CAP GROWTH SEGMENT OF THE STOCK MARKET WAS AN EXCEPTIONALLY ATTRACTIVE PLACE TO BE DURING FISCAL YEAR 2000. MANY LARGE MULTINATIONAL-COMPANY STOCKS SUFFERED DURING THE PAST YEAR AS GROWTH FELL SHORT OF EXPECTATIONS, THE FEDERAL RESERVE BOARD RAISED INTEREST RATES AND THE EURO FELL TO NEW LOWS.

Q      HOW DID KEMPER SMALL CAPITALIZATION EQUITY FUND PERFORM DURING THE PAST
FISCAL YEAR?

A      Kemper Small Capitalization Equity Fund provided a strong 55.94 percent total return (Class A shares, unadjusted for a sales charge) for the 12-month period ended September 30, 2000. Despite a year of intense market volatility, strong stock selection within the technology sector and a rally in biotechnology stocks helped the fund deliver solid results.

  The fund's return substantially outpaced its benchmark, the Russell 2000 Growth index, which rose 29.66 percent for the 12 months ended September 30. The fund's yearly returns were less than the fund's Lipper peer-group average return of 63.89 percent. While we did well relative to our peers for most of calendar year 2000, during the autumn of 1999 we focused on repositioning the portfolio to focus on stocks with higher growth potential, and performance lagged that of the Lipper peer group average.

  Overall, the small-cap growth segment of the stock market was an exceptionally attractive place to be during fiscal year 2000. Many large multinational-company stocks, particularly in technology, suffered during the past year as growth fell short of expectations, the Federal Reserve Board raised interest rates and the euro fell to new lows, negatively affecting large-cap companies' overseas earnings.
The Rise And Fall Of IPOs Over The Past Two Years Bloomberg IPO Index
September 30, 1998, to September 30, 2000

[LINE CHART]

                                                                          BLOOMBERG IPO INDEX
                                                                          -------------------
9/98                                                                             367.09
                                                                                 390.31
                                                                                 442.06
                                                                                 476.26
                                                                                 514.62
                                                                                 478.53
                                                                                 610.60
                                                                                 720.13
                                                                                 713.38
                                                                                 763.32
                                                                                 722.74
                                                                                 739.10
9/99                                                                             790.05
                                                                                1044.14
                                                                                1370.68
                                                                                1696.24
                                                                                1629.99
                                                                                2034.46
                                                                                1809.57
                                                                                1366.98
                                                                                1088.95
                                                                                1410.13
                                                                                1464.94
                                                                                1583.89
9/00                                                                            1422.31

Source: Bloomberg Business News
Past performance is not a guarantee of future results. The Bloomberg IPO index is a capitalization-weighted index that measures the performance of stocks during their first publicly traded year. It includes all companies with a market value of at least $50 million at the initial public offering. The index was developed with a base value of 100 as of 8/22/94. It is not intended to represent the performance of any mutual fund offered by Scudder Kemper Investments, Inc.

[CABRERA PHOTO]

JESUS C. CABRERA IS LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. HE HAS MORE THAN A DECADE OF INVESTMENT INDUSTRY EXPERIENCE, MUCH OF IT FOCUSED ON SMALL-CAP GROWTH INVESTING. HE IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGE'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE UPDATE

PERFORMANCE UPDATE

Q

      DID MARKET CONDITIONS CHANGE SUBSTANTIALLY THROUGHOUT THE YEAR?

A
      Yes, we really had two different markets. Between the end of September 1999 and mid-March, no price seemed too high for certain technology stocks. Stock prices relative to earnings, sales and growth rates reached unprecedented heights. Small-cap stocks, especially initial public offerings and technology stocks, enjoyed an ebullient environment.

  Beginning in mid-March, many small-cap technology stocks, particularly those tied to the Internet, began to struggle. As perceptions about U.S. interest rates and inflation shifted, unprofitable technology firms with lofty ideas but weak business plans lost support among investors. For many consumer-oriented "dot-coms," their hour upon the market stage was over.

Q

      HOW HAVE YOU REPOSITIONED THE FUND'S PORTFOLIO AND MODIFIED THE FUND'S INVESTMENT STRATEGY SINCE BECOMING LEAD PORTFOLIO MANAGER IN MID-OCTOBER 1999?

A
      We have tightened our focus on well-run companies with well-defined business plans, organizations that we believe can generate significant earnings. To meet the fund's investment criteria, we insist that a company have sustainable and consistent earnings-growth potential for a two- to three-year horizon. We favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies. After we analyze and project revenue and earnings growth along with the company's cash flow requirements, we will seek opportunities to buy a stock at the right price relative to its rate of earnings growth.

Q

      INTEREST RATES HAVE RISEN SUBSTANTIALLY. HOW HAS THIS AFFECTED THE PORTFOLIO?

A
      Many stocks have been hurt by the Federal Reserve Board's efforts to raise interest rates since last summer. Between September 1999 and September 2000, the cumulative increase in short-term interest rates was 125 basis points. Small-company stocks typically do better when rates are either stable or going down. It is a particularly tough market when rates are on the rise.

  Fortunately, we think we are at the end of the cycle for domestic interest-rate increases. In our view, the market is looking ahead and sees potential stability or even a decline in rates. That creates a positive framework for small-company growth stocks, especially as the U.S. economy's expansion rate slows.
Fund Performance Vs. Sector Performance
September 30, 1999, to September 30, 2000
[LINE CHART]

                                                                KEMPER SMALL CAP EQUITY FUND        RUSSELL 2000 GROWTH INDEX
                                                                ----------------------------        -------------------------
Utilities                                                                  195.2                               16.7
Technology                                                                 100.1                               38.9
Capital goods                                                               76.7                              37.18
Energy                                                                      74.1                               51.5
Health care                                                                 52.6                              101.5
Financials                                                                  34.5                               26.8
Unassigned                                                                  19.7                                  0
Communication services                                                       4.2                              -24.3
Consumer cyclicals                                                         -14.1                              -11.4
Basic materials                                                            -37.8                              -15.8
Consumer staples                                                           -60.8                                8.8
Transportation                                                             -63.1                               22.4

PERFORMANCE UPDATE

  As of September 30, 2000, consumer cyclical and financial stocks accounted for only a small portion of the portfolio. Should we get statistical evidence that interest rates will decline and that the U.S. economy will not slip into recession, we may seek to increase exposure to these sectors while maintaining the fund's growth investment discipline.

Q

      HOW DID TECHNOLOGY STOCKS WITHIN THE FUND FARE RELATIVE TO THE REST OF THE MARKET SINCE SEPTEMBER 1999?

A
      We found attractive opportunities in software, wireless telecommunications and Internet infrastructure, notably Applied Micro Circuits, BEA Systems and Mercury Interactive, all three of which were among the fund's top five holdings as of September 30, 2000. Overall, the fund's positioning within the technology area was broad-based, with a wide mix of computer hardware, software, electronics and communications equipment firms. As shown in the Sector Performance table, the fund's technology holdings outperformed technology stocks in the Russell 2000 Growth index by a more than a two-to-one margin for the 12-month period ended September 30, 2000.

  A year ago, a lot of financing and advertising dollars were available for business-to-consumer (B-to-C) technology companies. This past spring, that came to a screeching halt as tech stocks plummeted and lenders tightened credit. B-to-C companies have not been doing well since then. We had no exposure to this subsector.

  When evaluating the different subsectors within technology, we typically ask the following questions:

  - Who's going to survive long term and who's not?

  - Who has the best software to support whatever products and services are required?

  - How will the growing use of the Internet change the software and server markets, and how will profitability be affected for existing market leaders?

  - Who has the best financial backing?

  - How will government antitrust actions and the political climate change market conditions?

Q

      HEALTH CARE STOCKS DID WELL THIS PAST YEAR. WHAT'S HAPPENING IN THIS AREA OF THE MARKET?

A
      During the past year, we shifted the fund's health care emphasis toward the faster growing pharmaceuticals and biotech firms. We've sold health care service providers that had been in the portfolio and focused on health-care firms that have U.S. Food and Drug Administration approval for new products or have finished Phase III clinical trials (tests on a group of patients to measure drug effectiveness and side effects), and this helped boost returns.

  In September 2000, the fund's biotech holdings rose 15.26 percent while the biotech component of the Russell 2000 Growth index was down 0.20 percent. One company that provided solid returns throughout the year was Biovail, the fund's third-largest holding as of September 30 (2.35 percent of net assets).

Q

      FOR MOST OF THE 1990S, ENERGY WAS NOT REGARDED AS A GROWTH SECTOR. HAS THIS CHANGED, AND HOW HAVE YOU POSITIONED THE FUND TO CAPITALIZE ON TRENDS IN THIS AREA?

A
      Since the end of 1998, oil and natural gas prices have risen sharply. Our portfolio positioning reflects a belief that relatively high prices are likely to continue. Storage volume going into the winter 2000 heating season was down substantially from year-ago levels. Last year was a fairly warm winter, so Americans didn't use a lot of natural gas and heating oil compared with historical averages. Consequently, we think the natural gas price increases we've seen are going to stick for a couple of years. In our view, energy companies that are in exploration and production with a focus on gas are going to do well.

U.S. Natural Gas Prices
December 1998 To September 2000
[LINE CHART]

                                                                        U.S. NATURAL GAS PRICES
                                                                        -----------------------
12/98                                                                            1.99
                                                                                 1.90
                                                                                 1.72
                                                                                 2.08
                                                                                 2.37
                                                                                 2.26
                                                                                 2.37
                                                                                 2.64
                                                                                 2.98
                                                                                 2.61
                                                                                 2.90
                                                                                 2.27
12/99                                                                            2.33
                                                                                 2.73
                                                                                 2.78
                                                                                 3.02
                                                                                 3.27
                                                                                 4.61
                                                                                 4.39
                                                                                 3.95
                                                                                 5.00
9/00                                                                             5.34

Source: Bloomberg Business News

PERFORMANCE UPDATE

Q     WHAT AREAS OF THE PORTFOLIO DID NOT PERFORM WELL?

A     Retail and other consumer cyclical stocks generally did poorly in the 12 months ended September 30, as shown in the Sector Performance table. Basic materials stocks also declined in value. Fortunately, we were underweighted in all three areas. Within Kemper Small Capitalization Equity Fund, we were disappointed by a longtime holding, Cinar, a company that makes animated children's programs for PBS. In December, news surfaced that fiscal moves by top management had been called into question. We sold off some of the stock immediately. We believe that without confidence in upper management, there is no reason to hold a stock -- no matter how strong its fundamentals.

Q     WHAT'S YOUR OUTLOOK FOR THE YEAR AHEAD?

A     We believe Federal Reserve monetary policy decisions made earlier in calendar year 2000 have the potential to renew market enthusiasm for small-cap investing. Investors will be searching for above-average growth potential as the U.S. economy heads toward a soft landing, and we think they'll find it in companies that are nimble and innovative enough to navigate both the financial and market-share challenges that may come as competition increases and credit markets tighten.

  In our opinion, technology firms continue to offer the best growth prospects, but investors need to be more selective than ever. For the five-year period ended September 30, 2000, 282 of 632 technology stocks had negative average annual returns -- 45 percent of the sector. Many of the ones that were down for this period were small-cap companies. We believe that makes a powerful argument for active management in this arena.

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

INITIAL PUBLIC OFFERING (IPO) An offer by owners of a private company to sell a portion of their interest in the business to the general public. The owners must register shares with securities regulators.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period. A stock may be volatile due to uncertainty in the company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED SEPTEMBER 30, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                    1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
------------------------------------------------------------------------------------------------
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A             47.05%   14.52%    18.58%       13.09%      (since 2/20/69)
 ................................................................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B             50.95    14.47       N/A        16.41       (since 5/31/94)
 ................................................................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C             55.38    15.00       N/A        16.72       (since 5/31/94)
 ................................................................................................

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/78 to 9/30/00
[LINE GRAPH]

                                                 KEMPER SMALL CAP EQUITY       RUSSELL 2000 GROWTH        STANDARD & POOR'S 500
                                                      FUND CLASS A1                  INDEX+                   STOCK INDEX++
                                                 -----------------------       -------------------        ---------------------
12/31/78                                                   9423                       10000                       10000
                                                          13401                       15083                       11231
                                                          19536                       22967                       14125
                                                          19248                       20846                       12751
                                                          24545                       25219                       14633
                                                          30339                       30297                       17161
                                                          28059                       25501                       17401
12/31/85                                                  35734                       33399                       21983
                                                          41021                       34595                       25197
                                                          41119                       30971                       25708
                                                          44308                       37280                       28896
                                                          55887                       44798                       36770
                                                          52969                       36999                       34359
                                                          89523                       55937                       43397
                                                          89634                       60284                       45335
12/31/93                                                 104686                       68338                       48533
                                                         101220                       66676                       47786
                                                         132765                       87372                       64086
                                                         151474                       97212                       77072
                                                         182477                      109804                      100971
                                                         176816                      111158                      127898
                                                         236260                      159064                      152872
9/30/00                                                  278909                      154615                      149466

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                 KEMPER SMALL CAP EQUITY       RUSSELL 2000 GROWTH        STANDARD & POOR'S 500
                                                      FUND CLASS B1                  INDEX+                   STOCK INDEX++
                                                 -----------------------       -------------------        ---------------------
5/31/94                                                   10000                       10000                       10000
                                                          10146                       10388                       10061
                                                          13179                       13612                       13492
12/31/96                                                  14871                       15145                       16227
                                                          17676                       17107                       21258
12/31/98                                                  16930                       17318                       26927
                                                          22373                       24782                       32185
9/30/00                                                   26202                       24089                       31468

KEMPER SMALL CAPITALIZATION EQUITY FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 5/31/94 to 9/30/00
[LINE GRAPH]

                                                 KEMPER SMALL CAP EQUITY       RUSSELL 2000 GROWTH        STANDARD & POOR'S 500
                                                      FUND CLASS C1                  INDEX+                   STOCK INDEX++
                                                 -----------------------       -------------------        ---------------------
5/31/94                                                 10000.00                    10000.00                    10000.00
                                                        10128.00                    10388.00                    10061.00
                                                        13162.00                    13612.00                    13492.00
12/31/96                                                14854.00                    15145.00                    16227.00
                                                        17661.00                    17107.00                    21258.00
12/31/98                                                17026.00                    17318.00                    26927.00
                                                        22560.00                    24782.00                    32185.00
9/30/00                                                 26642.00                    24089.00                    31468.00

PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUE FLUCTUATE WITH CHANGING MARKET
CONDITIONS, SO THAT WHEN REDEEMED,
SHARES MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.

 *CLASS A SHARES, ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75%, AND FOR
  CLASS B SHARES, ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3%. CLASS C SHARES
  HAVE NO SALES CHARGE ADJUSTMENT. THE
  MAXIMUM CDSC FOR CLASS B SHARES IS 4%.
  FOR CLASS C SHARES, THERE IS A 1% CDSC
  ON CERTAIN REDEMPTIONS WITHIN THE
  FIRST YEAR OF PURCHASE. SHARE CLASSES
  INVEST IN THE SAME UNDERLYING
  PORTFOLIO. DURING THE PERIODS NOTED,
  SECURITIES PRICES FLUCTUATED. FOR
  ADDITIONAL INFORMATION, SEE THE
  PROSPECTUS, STATEMENT OF ADDITIONAL
  INFORMATION AND FINANCIAL HIGHLIGHTS
  AT THE END OF THIS REPORT.

 (1)Performance includes reinvestment of
    dividends and adjustment for the
    maximum sales charge for Class A
    shares and the contingent deferred
    sales charge in effect at the end of
    the period for Class B shares. When
    reviewing the performance chart,
    please note that the inception date
    for the Russell 2000 index is
    January 1, 1979. As a result, we are
    unable to illustrate the
    life-of-fund performance for Class A
    shares (since February 20, 1969) for
    Kemper Small Capitalization Equity
    Fund. In comparing Kemper Small
    Capitalization Equity Fund with the
    Russell 2000 index, Russell 2000
    Growth index and Standard & Poor's
    500 Stock index, you should also
    note that the fund's performance
    reflects the maximum sales charge,
    while no such charges are reflected
    in the performance of the indices.

 +THE RUSSELL 2000 GROWTH INDEX MEASURES
  THE PERFORMANCE OF THOSE RUSSELL 2000
  COMPANIES WITH HIGHER PRICE-TO-BOOK
  RATIOS AND HIGHER FORECASTED GROWTH
  VALUES. THESE STOCKS ARE SELECTED FROM
  THE 2,000 SMALLEST COMPANIES IN THE
  RUSSELL 3000 INDEX, WHICH REPRESENTS
  APPROXIMATELY 10% OF THE TOTAL MARKET
  CAPITALIZATION OF THE RUSSELL 3000
  INDEX. THE STOCKS REPRESENTED BY THIS
  INDEX INVOLVE INVESTMENT RISKS, WHICH
  MAY INCLUDE THE LOSS OF PRINCIPAL.
  SOURCE: WIESENBERGER(R).

++THE STANDARD & POOR'S 500 STOCK INDEX
  IS AN UNMANAGED INDEX GENERALLY
  REPRESENTATIVE OF THE U.S. STOCK
  MARKET. SOURCE: WIESENBERGER(R).

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on September 30, 2000, and on September 30, 1999.
[BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION        KEMPER SMALL CAPITALIZATION
                                                                   EQUITY FUND ON 9/30/00             EQUITY FUND ON 9/30/99
                                                                ---------------------------        ---------------------------
Technology                                                                  66.7                               21.3
Health care                                                                 13.1                               11.8
Energy                                                                       7.3                                3.3
Consumer nondurable                                                          4.6                               36.2
Capital goods                                                                3.6                                9.3
Finance                                                                      2.3                                5.7
Utilities                                                                    1.7                                  0
Communication services                                                       0.6                                7.7
Basic materials                                                              0.1                                  2
Transportation                                                                 0                                2.7

A COMPARISON WITH THE RUSSELL 2000 GROWTH INDEX*
Data show the percentage of the common stocks in the portfolio that each sector of Kemper Small Capitalization Equity Fund represented on September 30, 2000, compared with the industry sectors that make up the fund's benchmark, the Russell 2000 Growth index.
[BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION        RUSSELL 2000 GROWTH INDEX ON
                                                                   EQUITY FUND ON 9/30/00                    9/30/00
                                                                ---------------------------        ----------------------------
Technology                                                                  66.7                               38.8
Health care                                                                 13.1                               18.4
Energy                                                                       7.3                                3.4
Consumer nondurables                                                         4.6                               18.4
Capital goods                                                                3.6                                7.9
Finance                                                                      2.3                                5.9
Utilities                                                                    1.7                                0.2
Communication services                                                       0.6                                3.1
Basic materials                                                              0.1                                2.8
Transportation                                                                 0                                1.1

* THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THESE STOCKS ARE SELECTED FROM THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX, WHICH REPRESENTS APPROXIMATELY 10% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX. THE STOCKS REPRESENTED BY THIS INDEX INVOLVE INVESTMENT RISKS, WHICH MAY INCLUDE THE LOSS OF PRINCIPAL. SOURCE:
  WIESENBERGER(R).

LARGEST HOLDINGS

THE FUND'S 15 LARGEST HOLDINGS+
Representing 30.7 percent of the fund's total net assets on September 30, 2000

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             BEA SYSTEMS                   Provides e-commerce                  3.3%
                                             infrastructure software. The
                                             Company, along with its
                                             e-commerce transaction platform,
                                             provides consulting, education,
                                             and support services that help
                                             companies launce e-commerce
                                             initiatives.
---------------------------------------------------------------------------------------
2.             APPLIED MICRO CIRCUITS        Designs, develops, manufactures,     2.9%
                                             and markets high-performance,
                                             high-bandwidth silicon solutions
                                             for the world's communications
                                             infrastructure.
---------------------------------------------------------------------------------------
3.             BIOVAIL                       Pharmaceutical company that          2.4%
                                             develops, tests, and manufactures
                                             drugs.
---------------------------------------------------------------------------------------
4.             BUSINESS OBJECTS              Develops, markets and supports       2.3%
                                             integrated enterprise decision
                                             support software. The Company's
                                             software allows users to access,
                                             analyze and share information
                                             derived from a variety of
                                             sources.
---------------------------------------------------------------------------------------
5.             MERCURY INTERACTIVE           Develops, market and support a       2.3%
                                             suite of automated software
                                             testing solutions.
---------------------------------------------------------------------------------------
6.             NETEGRITY                     Designs, develops, markets, and      1.9%
                                             supports software for controlling
                                             user access to electronic
                                             applications.
---------------------------------------------------------------------------------------
7.             EXTREME NETWORKS              Provides switching solutions for     1.9%
                                             local area networks (LAN). The
                                             Company uses its custom ASICs and
                                             a common hardware, software, and
                                             management architecture to offer
                                             customers LAN solutions.
---------------------------------------------------------------------------------------
8.             FINISAR                       Provides fiber optic subsystems      1.9%
                                             and network performance test
                                             systems which enable high-speed
                                             data communications over local
                                             area network and storage area
                                             networks.
---------------------------------------------------------------------------------------
9.             WATCHGUARD TECHNOLOGIES       Provides Internet security           1.8%
                                             solutions designed to protect
                                             small- to medium-sized
                                             enterprises that use the Internet
                                             for electronic commerce and
                                             communications.
---------------------------------------------------------------------------------------
10.            COHERENT                      Develops, manufactures, and          1.8%
                                             markets voice quality enhancement
                                             products for wireless,
                                             satellite-based, cable
                                             communication systems, and
                                             wireless telecommunications
                                             systems throughout the world.
---------------------------------------------------------------------------------------
11.            TUMBLEWEED COMMUNICATIONS     Provides secure Internet             1.7%
                                             communication services for
                                             businesses worldwide.
---------------------------------------------------------------------------------------
12.            QLOGIC                        Designs and supplies                 1.7%
                                             semiconductor and board-level
                                             input/output and enclosure
                                             management products.
---------------------------------------------------------------------------------------
13.            VARITY                        Manufactures automotive and truck    1.7%
                                             components, including diesel
                                             engines.
---------------------------------------------------------------------------------------

LARGEST HOLDINGS

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
14.            INTRANET SOLUTIONS            Provides Web-based data and          1.6%
                                             content management solutions for
                                             intranets, extranets, and the
                                             Internet.
---------------------------------------------------------------------------------------
15.            COR THERAPEUTICS              Discovers, develops, and             1.5%
                                             commercializes pharmaceutical
                                             products for the treatment and
                                             prevention of severe
                                             cardiovascular diseases.
---------------------------------------------------------------------------------------

+Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments at September 30, 2000

                                                                                           PRINCIPAL
    REPURCHASE AGREEMENTS--0.1%                                                              AMOUNT            VALUE
                                             State Street Bank and Trust Company
                                               6.480%, to be repurchased at $486,087
                                               on 10/02/2000**
                                               (Cost $486,000)                                486,000      $      486,000
                                             --------------------------------------------------------------------------------
    COMMERCIAL PAPER--2.3%

    FINANCIAL--0.6%
                                             Ford Motor Credit Co., 6.470%, 10/02/2000      6,000,000           5,998,922
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.2%
                                             Enron Corp., 6.850%, 10/03/2000               13,000,000          12,995,053
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.5%
                                             Conagra, Inc., 6.700%, 10/03/2000              5,500,000           5,497,944
                                             --------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (Cost $24,491,919)                                                24,491,919
                                             --------------------------------------------------------------------------------
    SHORT TERM NOTES--10.7%

    MISCELLANEOUS--10.7%
                                             Federal Home Loan Bank, 6.20%, 10/02/2000
                                             (Cost $114,980,194)                          115,000,000         114,980,194
                                             --------------------------------------------------------------------------------
    CORPORATE BONDS--0.2%

    MISCELLANEOUS--0.2%
                                             Cyras Systems Inc, 4.500%, 08/15/2005
                                             (Cost $1,574,100)                              1,500,000           1,800,000
                                             --------------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCKS--2.0%                                                       SHARES

    HEALTH--1.1%
                                             Biovail Corp.                                    160,000          12,000,000
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.0%
                                             Cimlinc, Inc. "D"*                                75,431             282,866
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.2%
                                             Applianceware L.P.*                              655,977           2,250,000
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.5%
                                             Convergent Networks, Inc.*                       345,565           5,649,988
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--0.2%
                                             Planetweb, Inc. "E"*                             413,603           2,250,000
                                             --------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCKS
                                             (Cost $18,810,009)                                                22,432,854
                                             --------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

    COMMON STOCKS--84.7%                                                                     SHARES            VALUE

    CONSUMER DISCRETIONARY--1.4%
    DEPARTMENT & CHAIN STORES--0.5%
                                             AnnTaylor Stores Corp.*                          130,600      $    5,019,938
                                             --------------------------------------------------------------------------------

    RECREATIONAL PRODUCTS--0.2%
                                             The 3DO Company*                                 394,800           2,640,225
                                             --------------------------------------------------------------------------------

    RESTAURANTS--0.3%
                                             CEC Entertainment, Inc.*                         102,000           3,264,000
                                             --------------------------------------------------------------------------------

    SPECIALTY RETAIL--0.4%
                                             Cost Plus, Inc.*                                 138,600           4,175,325
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--0.5%
    CONSUMER SPECIALTIES--0.0%
                                             Valence Technology Inc.*                          11,800             203,550
                                             --------------------------------------------------------------------------------

    MISCELLANEOUS--0.5%
                                             Hain Celestial Group Inc.*                       140,200           4,924,525
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    HEALTH--14.1%
    BIOTECHNOLOGY--4.3%
                                             Enzon, Inc.*                                     150,400           9,926,400
                                             IDEC Pharmaceuticals Corp.*                       30,900           5,418,605
                                             Invitrogen Corp.*                                227,800          16,202,275
                                             QLT, Inc.*                                       196,400          14,224,410
                                             --------------------------------------------------------------------------------
                                                                                                               45,771,690

    MEDICAL SUPPLY & SPECIALTY--0.4%
                                             Novoste Corp.*                                   106,300           4,517,750
                                             --------------------------------------------------------------------------------

    PHARMACEUTICALS--8.8%
                                             Biovail Corp.*                                   304,200          24,773,288
                                             COR Therapeutics, Inc.*                          260,800          16,251,100
                                             CV Therapeutics, Inc.*                           168,100          13,075,028
                                             Cubist Pharmaceuticals, Inc.*                    179,100           9,324,394
                                             Intermune Pharmaceuticals, Inc.*                 160,300           8,696,275
                                             Medicines Company*                               185,700           6,348,619
                                             NPS Pharmaceuticals, Inc.*                       285,200          16,131,625
                                             Oxford GlycoSciences PLC*                            797              26,841
                                             --------------------------------------------------------------------------------
                                                                                                               94,627,170

    MISCELLANEOUS--0.6%
                                             Genecor International, Inc.*                     200,400           5,936,850
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.6%
    CELLULAR TELEPHONE--0.9%
                                             OmniSky Corp.*                                    47,700             968,906
                                             Research in Motion Ltd.*                          88,900           8,805,491
                                             --------------------------------------------------------------------------------
                                                                                                                9,774,397

    TELEPHONE/ COMMUNICATIONS--1.3%
                                             Covad Communications Group, Inc.*                256,000           3,424,000
                                             Efficient Networks, Inc.*                         89,850           3,352,528
                                             Pinnacle Holdings, Inc.*                         116,300           3,096,487
                                             Time Warner Telecom, Inc. "A"*                    89,900           4,343,294
                                             Westell Technologies, Inc.*                        3,000              38,625
                                             --------------------------------------------------------------------------------
                                                                                                               14,254,934

    MISCELLANEOUS--0.4%
                                             MCK Communications, Inc.*                        179,000           4,049,875
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--1.6%
    BANKS--0.8%
                                             Bank United Corp.                                 97,100           4,921,756
                                             Texas Regional Bancshares, Inc.                  121,150           3,437,631
                                             --------------------------------------------------------------------------------
                                                                                                                8,359,387

    BUSINESS FINANCE--0.8%
                                             Heller Financial, Inc.                           304,100           8,685,856
                                             --------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES            VALUE

    MEDIA--1.3%
    BROADCASTING & ENTERTAINMENT--0.3%
                                             Regent Communications, Inc.*                     539,000      $    2,998,188
                                             StarMedia Network, Inc.*                          63,900             479,250
                                             --------------------------------------------------------------------------------
                                                                                                                3,477,438

    MISCELLANEOUS--1.0%
                                             About.com, Inc.*                                 109,900           3,558,013
                                             Entravision Communications Class A*              384,000           6,672,000
                                             --------------------------------------------------------------------------------
                                                                                                               10,230,013
-----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.5%
    EDP SERVICES--1.9%
                                             ChoicePoint, Inc.*                               132,000           6,055,500
                                             Micromuse, Inc.*                                  73,200          14,708,625
                                             --------------------------------------------------------------------------------
                                                                                                               20,764,125

    MISCELLANEOUS COMMERCIAL--0.5%
                                             AnswerThink, Inc.*                               334,800           5,440,500
                                             --------------------------------------------------------------------------------

    MISCELLANEOUS CONSUMER--0.6%
                                             Exult, Inc.*                                     452,800           6,254,300
                                             --------------------------------------------------------------------------------

    MISCELLANEOUS--0.5%
                                             Ogden Corporation*                               398,600           5,406,012
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.5%
    TELECOMMUNICATIONS EQUIPMENT
                                             Celeritek, Inc.*                                 150,000           5,653,125
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.2%
    ELECTRICAL PRODUCTS--0.8%
                                             Nanometrics, Inc.*                               163,500           8,737,031
                                             --------------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--0.4%
                                             Electro Scientific Industries, Inc.*             116,800           4,102,600
                                             --------------------------------------------------------------------------------

    MACHINERY/COMPONENTS--0.5%
                                             Brooks Automation, Inc.*                         163,000           5,399,375
                                             --------------------------------------------------------------------------------

    MISCELLANEOUS--0.5%
                                             Dril-Quip, Inc.*                                 123,200           4,912,600
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--47.6%
    COMPUTER SOFTWARE--27.7%
                                             BEA Systems, Inc.*                               441,000          34,342,875
                                             Blue Martini Software, Inc.*                     151,000           5,115,125
                                             Business Objects, S.A. (ADR)*                    218,000          24,647,625
                                             Centillium Communications*                       136,400          13,094,400
                                             Clarent Corp.*                                    51,800           2,039,625
                                             Comverse Technology, Inc.*                       116,800          12,614,400
                                             Corillian Corp.*                                 382,300           3,679,638
                                             Descartes Systems Group, Inc.*                   305,800          15,137,100
                                             Extreme Networks, Inc.*                          174,200          19,945,900
                                             Globix Corp.*                                    247,300           5,765,181
                                             Hyperion Solutions Corp.*                        326,000           8,435,250
                                             IONA Technologies PLC (ADR)*                     151,500          10,529,250
                                             IntraNet Solutions, Inc.*                        341,600          17,080,000
                                             MatrixOne, Inc.*                                 148,700           5,948,000
                                             NetIQ Corp.*                                     134,400           8,828,400
                                             Netegrity, Inc.*                                 285,800          20,006,000
                                             Packeteer, Inc.*                                 333,529          12,653,256
                                             Preview Systems, Inc.*                           126,700           1,199,691
                                             Resonate, Inc.*                                  144,000           5,688,000
                                             Software Technologies Corp.*                     179,400           4,106,578
                                             Sanchez Computer Associates, Inc.*                49,500             767,250
                                             Software.com, Inc.*                               36,900           6,695,044

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES            VALUE
                                             SynQuest, Inc.*                                  369,800      $    4,853,625
                                             Tumbleweed Communications*                       347,800          17,737,800
                                             Verity, Inc.*                                    487,500          17,397,656
                                             Watchguard Technologies, Inc.*                   323,800          19,428,000
                                             --------------------------------------------------------------------------------
                                                                                                              297,735,669

    DIVERSE ELECTRONIC PRODUCTS--0.4%
                                             Aether Systems, Inc.*                             45,200           4,768,600
                                             --------------------------------------------------------------------------------

    EDP PERIPHERALS--2.8%
                                             Mercury Interactive Corp.*                       154,800          24,264,900
                                             Symbol Technologies, Inc.                        155,300           5,581,094
                                             --------------------------------------------------------------------------------
                                                                                                               29,845,994

    ELECTRONIC COMPONENTS--3.9%
                                             Applied Micro Circuits Corp.*                    145,900          30,210,419
                                             Bookham Technology PLC (ADR)*                    142,700           6,118,263
                                             Jabil Circuit*                                    88,541           5,024,702
                                             --------------------------------------------------------------------------------
                                                                                                               41,353,384

    ELECTRONIC DATA PROCESSING--0.4%
                                             Webtrends Corp.*                                 119,882           4,480,590
                                             --------------------------------------------------------------------------------

    PRECISION INSTRUMENTS--4.8%
                                             Coherent, Inc.*                                  273,800          18,618,400
                                             Finisar Corp.*                                   406,500          19,664,437
                                             Lam Research Corp.*                              175,200           3,668,250
                                             Molecular Devices Corp.*                          98,600           9,687,450
                                             --------------------------------------------------------------------------------
                                                                                                               51,638,537

    SEMICONDUCTORS--7.2%
                                             Conexant Systems, Inc.*                          135,000           5,653,125
                                             DuPont Photomasks, Inc.*                         109,300           6,421,375
                                             Emcore Corp.*                                    233,600           9,712,650
                                             Fairchild Semiconductor Corp.*                   237,500           6,679,688
                                             Ltx Corporation*                                 343,900           6,512,606
                                             Mattson Technology, Inc.*                        234,800           3,492,650
                                             Pericom Semiconductor Corp.*                     302,200          11,181,400
                                             QLogic Corp.*                                    199,000          17,512,000
                                             Transwitch Corp.*                                163,750          10,439,062
                                             --------------------------------------------------------------------------------
                                                                                                               77,604,556

    MISCELLANEOUS--0.4%
                                             DMC Stratex Networks, Inc.*                      241,767           3,883,382
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    ENERGY--8.3%
    OIL & GAS PRODUCTION--5.0%
                                             3TEC Energy Corporation*                         354,700           5,143,150
                                             Cabot Oil & Gas Corp. "A"                        294,100           5,992,288
                                             Cross Timbers Oil Company                        425,782           8,169,692
                                             Devon Energy Corp.                               106,300           6,393,945
                                             Ocean Energy, Inc.*                              412,700           6,371,056
                                             Patina Oil & Gas Corporation                     378,800           7,576,000
                                             Plains Resources, Inc.*                          393,200           7,421,650
                                             Talisman Energy, Inc.*                           192,500           6,750,233
                                             --------------------------------------------------------------------------------
                                                                                                               53,818,014

    OIL COMPANIES--0.8%
                                             Louis Dreyfus Natural Gas Corp.*                 225,100           8,919,587
                                             --------------------------------------------------------------------------------

    OIL/GAS TRANSMISSION--1.0%
                                             Western Gas Resources, Inc.                      404,100          10,127,756
                                             --------------------------------------------------------------------------------

    OILFIELD SERVICES--1.5%
                                             Cal Dive International, Inc.*                    144,100           8,240,719
                                             Newpark Resources, Inc.*                         858,400           7,940,200
                                             --------------------------------------------------------------------------------
                                                                                                               16,180,919

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                             SHARES            VALUE

    METALS & MINERALS--0.6%
    STEEL & METALS
                                             Precision Castparts Corp.                        180,600      $    6,930,525
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.5%
    MISCELLANEOUS
                                             RenaissanceRe Holdings Ltd.                       89,000           5,690,436
                                             --------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $619,825,980)                                              909,560,540
                                             --------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $780,168,202) (a)                                       $1,073,751,507
                                             --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $793,492,747. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $280,258,760. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $339,815,992 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $59,557,232.

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of September 30, 2000

ASSETS
Investments in securities, at value, (cost $780,168,202)        $1,073,751,507
------------------------------------------------------------------------------
Cash                                                                     6,142
------------------------------------------------------------------------------
Receivable for investments sold                                      5,803,143
------------------------------------------------------------------------------
Dividends receivable                                                   156,174
------------------------------------------------------------------------------
Interest receivable                                                      8,237
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      1,015,346
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,080,740,549
------------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                   21,974,017
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     8,733,345
------------------------------------------------------------------------------
Accrued management fee                                                 389,337
------------------------------------------------------------------------------
Other payables and accrued expenses                                  1,287,278
------------------------------------------------------------------------------
Total liabilities                                                   32,383,977
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,048,356,572
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income    $      (19,813)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                              293,583,305
------------------------------------------------------------------------------
Foreign currency related transactions                                    1,391
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                               135,368,737
------------------------------------------------------------------------------
Paid-in capital                                                    619,422,952
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,048,356,572
------------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($821,470,690 / 90,261,322 shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                     $9.10
------------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $9.10)                  $9.66
------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($186,006,992
  / 22,435,106 shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)                 $8.29
------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($21,326,710 /
  2,543,182 shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                      $8.39
------------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($19,552,180 / 2,084,072 shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                            $9.38
------------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended September 30, 2000

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $20,250)            $  1,131,084
----------------------------------------------------------------------------
Interest                                                           1,776,882
----------------------------------------------------------------------------
Total Income                                                       2,907,966
----------------------------------------------------------------------------
Expenses:
Management fee                                                     7,708,338
----------------------------------------------------------------------------
Services to shareholders                                           2,550,028
----------------------------------------------------------------------------
Custodian fees                                                        62,576
----------------------------------------------------------------------------
Distribution services fees                                         1,402,917
----------------------------------------------------------------------------
Administrative service fees                                        2,135,085
----------------------------------------------------------------------------
Auditing                                                              58,687
----------------------------------------------------------------------------
Legal                                                                  9,882
----------------------------------------------------------------------------
Trustees' fees and expenses                                           31,842
----------------------------------------------------------------------------
Reports to shareholders                                              460,891
----------------------------------------------------------------------------
Registration fees                                                     74,868
----------------------------------------------------------------------------
Other                                                                148,130
----------------------------------------------------------------------------
Total expenses, before expense reductions                         14,643,244
----------------------------------------------------------------------------
Expense reductions                                                   (86,484)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          14,556,760
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (11,648,794)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      277,483,984
----------------------------------------------------------------------------
Foreign currency related transactions                               (114,855)
----------------------------------------------------------------------------
                                                                 277,369,129
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      108,541,832
----------------------------------------------------------------------------
Foreign currency related transactions                                  1,391
----------------------------------------------------------------------------
                                                                 108,543,223
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       385,912,352
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $374,263,558
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED              YEAR ENDED
                                                                 SEPTEMBER 30,           SEPTEMBER 30,
                                                                     2000                    1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $   (11,648,794)        $    (6,926,237)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            277,369,129              30,251,323
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      108,543,223             146,803,473
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          374,263,558             170,128,559
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                           (31,469,946)            (41,243,057)
-------------------------------------------------------------------------------------------------------
  Class B                                                            (8,024,389)            (14,397,816)
-------------------------------------------------------------------------------------------------------
  Class C                                                              (662,529)             (1,081,302)
-------------------------------------------------------------------------------------------------------
  Class I                                                              (612,508)               (916,990)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         1,674,850,575           1,937,963,742
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        38,358,498              53,893,196
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,720,272,385)         (2,100,769,888)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                         (7,063,312)           (108,912,950)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   326,430,874               3,576,434
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   721,925,698             718,349,264
-------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated net
investment loss of ($19,813) at September 30, 2000.)            $ 1,048,356,572         $   721,925,698
-------------------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    CLASS A
                                                                            YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------
                                                              2000          1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $6.12          5.30        7.98       7.01       7.14
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   (.08)(a)      (.04)(a)    (.03)      (.01)      (.02)(a)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   3.42          1.27       (1.84)      1.55        .94
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                               3.34          1.23       (1.87)      1.54        .92
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $9.10          6.12        5.30       7.98       7.01
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                            55.94(C)      23.91      (25.13)     24.29      16.33
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                       821           565         512        760        680
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.34          1.01         .90        .90       1.08
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.33          1.01         .90        .90       1.08
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (1.02)         (.64)       (.38)      (.20)      (.26)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     156           133          86        102         85
-------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS B
                                                                            YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------
                                                              2000          1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $5.67          4.98        7.64       6.81       7.03
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   (.16)(a)      (.10)(a)    (.11)      (.10)      (.09)(a)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   3.14          1.20       (1.74)      1.50        .92
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                               2.98          1.10       (1.85)      1.40        .83
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $8.29          5.67        4.98       7.64       6.81
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                            53.95(C)      22.78      (26.06)     22.83      15.13
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                       186           136         186        302        258
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                2.51          2.28        2.14       2.14       2.15
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 2.50          2.28        2.14       2.14       2.15
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (2.19)        (1.91)      (1.62)     (1.44)     (1.33)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     156           133          86        102         85
-------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                    CLASS C
                                                                            YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------
                                                              2000          1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $5.71          5.00        7.63       6.80       7.02
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   (.13)(a)      (.08)(a)    (.14)      (.09)      (.09)(a)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   3.17          1.20       (1.68)      1.49        .92
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                               3.04          1.12       (1.82)      1.40        .83
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $8.39          5.71        5.00       7.63       6.80
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                            55.38(C)      23.10      (25.65)     22.87      15.16
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                        21            10           8         11          6
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                2.10          1.93        2.06       1.95       2.15
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 2.10          1.93        2.06       1.95       2.15
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     (1.79)        (1.56)      (1.54)     (1.25)     (1.33)
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     156           133          86        102         85
-------------------------------------------------------------------------------------------------------------------

                                                                                    CLASS I
                                                                            YEAR ENDED SEPTEMBER 30,
                                                             ------------------------------------------------------
                                                              2000          1999        1998       1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $6.27          5.39        8.07       7.05       7.15
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                                   (.05)(a)      (.01)(a)      --        .01        .01(a)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   3.52          1.30       (1.87)      1.58        .94
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                               3.47          1.29       (1.87)      1.59        .95
-------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.36)         (.41)       (.81)      (.57)     (1.05)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $9.38          6.27        5.39       8.07       7.05
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                            56.87(C)      24.66      (24.82)     24.89      16.76
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                        20            12          12         21         20
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .97           .58         .48        .53        .66
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .96           .58         .48        .53        .66
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.65)         (.21)        .04        .17        .16
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     156           133          86        102         85
-------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Small Capitalization Equity Fund (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets and/or as a temporary substitute for selling selected investments.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its

NOTES TO FINANCIAL STATEMENTS

                             shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the year ended September 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,396,164,168

                             Proceeds from sales                   1,517,478,003

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets). This was equivalent to an annual effective rate of .82% for the year ended September 30, 2000.

                             During the year ended September 30, 2000, the Fund incurred management fees as follows:

                             Base Fee                                 $5,407,098

                             Performance adjustment                    2,301,240

                                                                      ----------
                             Total fees                               $7,708,338

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended September 30, 2000 are $105,216.

NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended September 30, 2000 are $1,851,145, of which $125,913 is unpaid as of September 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended September 30, 2000 are $2,135,085, of which $192,717 is unpaid.
                             Additionally, $2,026 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,086,764, of which $500,268 is unpaid as of September 30, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended September 30, 2000, the Fund made no payments to its officers and incurred trustees' fees of $31,842 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                 YEAR ENDED SEPTEMBER 30,             YEAR ENDED SEPTEMBER 30,
                                                                           2000                                 1999
                                                              -------------------------------      -------------------------------
                                                                 SHARES           AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                174,955,646    $ 1,450,423,439       277,575,668    $ 1,639,199,124
                                       -------------------------------------------------------------------------------------------
                                        Class B                 17,446,192        134,133,986        16,918,037         89,082,010
                                       -------------------------------------------------------------------------------------------
                                        Class C                  5,473,691         39,711,661        29,841,652        158,279,084
                                       -------------------------------------------------------------------------------------------
                                        Class I                  2,006,106         17,934,128           479,380          2,826,106
                                       -------------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  4,066,289         29,358,540         6,780,470         38,038,448
                                       -------------------------------------------------------------------------------------------
                                        Class B                  1,168,320          7,757,839         2,662,259         13,924,092
                                       -------------------------------------------------------------------------------------------
                                        Class C                     93,981            629,613           193,290          1,016,706
                                       -------------------------------------------------------------------------------------------
                                        Class I                     82,659            612,506           159,781            913,950
                                       -------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (184,965,959)    (1,522,208,176)     (297,259,222)    (1,711,845,183)
                                       -------------------------------------------------------------------------------------------
                                        Class B                (15,769,891)      (115,378,499)      (23,821,773)      (173,960,754)
                                       -------------------------------------------------------------------------------------------
                                        Class C                 (4,782,470)       (33,895,200)      (29,904,772)      (159,942,510)
                                       -------------------------------------------------------------------------------------------
                                        Class I                 (1,843,606)       (16,143,149)       (1,089,997)        (6,444,023)
                                       -------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  3,998,805         32,647,361         8,560,944         48,577,418
                                       -------------------------------------------------------------------------------------------
                                        Class B                 (4,358,318)       (32,647,361)       (9,160,719)       (48,577,418)
                                       -------------------------------------------------------------------------------------------
                                        NET DECREASE FROM CAPITAL SHARE
                                        TRANSACTIONS                          $    (7,063,312)                     $  (108,912,950)
                                       -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility with Chase Manhattan for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, amount each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $24,862 and $61,622, respectively, under these arrangements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER SMALL CAPITALIZATION EQUITY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Capitalization Equity Fund, as of September 30, 2000, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Capitalization Equity Fund at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1996, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois

                                          November 16, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

Kemper Small Capitalization Equity Fund paid distributions of $0.36 per share, respectively, from net long-term capital gains during the year ended September 30, 2000, of which 100% represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, Kemper Small Capitalization Equity Fund designates $231,612,000 as capital gain dividends for the year ended September 30, 2000.

Please contact a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-Scudder.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and Secretary      Assistant Treasurer

LINDA C. COUGHLIN                 JOHN R. HEBBLE
Trustee                           Treasurer

DONALD L. DUNAWAY                 J.C. CABRERA
Trustee                           Vice President

ROBERT B. HOFFMAN                 ANN M. MCCREARY
Trustee                           Vice President

DONALD R. JONES                   KATHRYN L. QUIRK
Trustee                           Vice President

THOMAS W. LITTAUER                WILLIAM F. TRUSCOTT
Chairman, Trustee and             Vice President
Vice President
                                  LINDA J. WONDRACK
SHIRLEY D. PETERSON               Vice President
Trustee
                                  MAUREEN E. KANE
WILLIAM P. SOMMERS                Assistant Secretary
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND TRANSFER AGENT          STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

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